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                                    EXHIBIT 1

                             Joint Filing Agreement
                           (Pursuant to Rule 13d-1(k))

The undersigned agree that the statement on Schedule 13D to which this Agreement is attached is filed on behalf of each of them.

Dated: May 7, 1998

                             ERE YARMOUTH HOLDINGS, INC.

                             By: /s/ Samuel F. Hatcher
                                 ----------------------------------
                             Name: Samuel F. Hatcher
                             Title: Vice President and Director

                             ERE YARMOUTH INVESTMENTS, INC.

                             By: /s/ Samuel F. Hatcher
                                 ----------------------------------
                             Name: Samuel F. Hatcher
                             Title: Vice President, General Counsel
                                     and Director

                             LEND LEASE (US) HOLDINGS, INC.

                             By: /s/ Samuel F. Hatcher
                                 ----------------------------------
                             Name: Samuel F. Hatcher
                             Title: Vice President, General Counsel
                                     and Director

                             LEND LEASE (US), INC.

                             By: /s/ Samuel F. Hatcher
                                 ----------------------------------
                             Name: Samuel F. Hatcher
                             Title: Vice President, General Counsel
                                     and Director



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                             LEND LEASE INTERNATIONAL PTY LIMITED

                             By: /s/ Susan J. Sharpe
                                 ------------------------------
                             Name: Susan J. Sharpe
                             Title: Secretary

                             LEND LEASE US INVESTMENTS LIMITED

                             By: /s/ Penelope R. Sutton
                                 ------------------------------
                             Name: Penelope R. Sutton
                             Title: Secretary

                             LEND LEASE EUROPE INVESTMENTS LIMITED

                             By: /s/ Penelope R. Sutton
                                 ------------------------------
                             Name: Penelope R. Sutton
                             Title: Secretary

                             LEND LEASE EUROPE HOLDINGS LIMITED

                             By: /s/ Penelope R. Sutton
                                 ------------------------------
                             Name: Penelope R. Sutton
                             Title: Secretary

                             LEND LEASE CORPORATION LIMITED

                             By: /s/ Susan J. Sharpe
                                 ------------------------------
                             Name: Susan J. Sharpe
                             Title: Secretary


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